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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): May 23, 2003


                              CENTRAL BANCORP, INC.
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             (Exact Name Of Registrant As Specified In Its Charter)


          MASSACHUSETTS               0-25251                    04-3447594
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(State Or Other Jurisdiction       (Commission                 (IRS Employer
     Of Incorporation)             File Number)             Identification No.)



        399 HIGHLAND AVENUE, SOMERVILLE, MASSACHUSETTS         02144
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        (Address Of Principal Executive Offices)             (Zip code)


       Registrant's telephone number, including area code: (617) 628-4000
                                                           --------------



                                 NOT APPLICABLE
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          (Former Name Or Former Address, If Changed Since Last Report)




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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE
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     On May 23, 2003,  Central  Bancorp,  Inc.  (the  "Company")  issued a press release reporting that James F. Linnehan was unanimously elected as a director of the Company to fill the vacancy created by the death of Mr. Garrett Goodbody. Mr. Linnehan's term as director will expire at the Company's annual meeting of shareholders in 2005.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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     (a)  Not applicable


     (b)  Not applicable


     (c)  The following exhibit is filed herewith:


              Exhibit 99.1          Press Release dated May 23, 2003

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      CENTRAL BANCORP, INC.



Date:  May 23, 2003                   By /s/ John D. Doherty
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                                         John D. Doherty
                                         President and Chief Executive Officer